UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2004

MAPICS, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-18674	04-2711580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Windward Concourse Parkway, Suite 100

Alpharetta, Georgia 30005

(Address of Principal Executive Offices, including Zip Code)

(678) 319-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1     Press Release dated January 29, 2004.

Item 12.	Results of Operations and Financial Condition

On January 29, 2004, MAPICS, Inc. issued a press release reporting on its financial results for the quarter ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAPICS, INC.

By:	/s/ Michael J. Casey

Michael J. Casey Vice President of Finance, Chief Financial Officer and Treasurer

Dated: January 30, 2004

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated January 29, 2004